                                                                    EXHIBIT 10.7

                                 AMENDMENT NO. 6

          Amendment No. 6, dated as of October 15, 2001 (the "Amendment"), to the Senior Subordinated Credit Agreement, dated as of December 7, 1999, as amended, among Vertis, Inc. (f/k/a Big Flower Press Holdings, Inc.), a Delaware corporation (the "Company"), Vertis Holdings, Inc. (f/k/a Big Flower Holdings, Inc.), a Delaware corporation ("Holdings"), the Subsidiary Guarantors named on the signature pages hereto, the Lenders named on the signature pages hereto (the "Lenders") and Bankers Trust Company, The Chase Manhattan Bank and Banc of America Bridge LLC (f/k/a NationsBridge, L.L.C.) as Agents for the Lenders (in such capacity, the "Agents") (the "Credit Agreement"). Except as otherwise indicated herein, capitalized terms used herein have the same meanings as set forth in the Credit Agreement.

                              W I T N E S S E T H :

          WHEREAS, pursuant to Section 12.6 of the Credit Agreement, the Company and the Required Lenders desire to amend certain provisions of the Credit Agreement;

          NOW THEREFORE, in consideration of the premises and covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. AMENDMENT. Section 5.13 of the Credit Agreement is hereby amended by deleting the reference to October 15, 2001 in the first line of such section and replacing it with November 30, 2001.

          2. ADDITIONAL FEES. The Company agrees to pay on demand all costs and expenses of the Agents and Lenders in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of Cahill Gordon & Reindel, counsel for the Agents and Lenders, with respect thereto.

          3. SCOPE OF AMENDMENT. Except as specifically amended hereby, the Credit Agreement shall remain unchanged. It is declared and agreed by each of the parties hereto that the Credit Agreement, subject to this Amendment, shall continue, in full force and effect, and that the Amendment and the Credit Agreement shall be read as and shall constitute one document.

          4. COUNTERPARTS. This Amendment may be executed in multiple counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

          6. ACKNOWLEDGMENT AND CONSENT BY THE SUBSIDIARY GUARANTORS. Each Subsidiary Guarantor hereby acknowledges that it has read this Amendment and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Amendment, its obligations under its Guarantee shall not be impaired or affected and its Guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

          WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                       VERTIS, INC.


                                       By:  /s/ John V. Howard, Jr.
                                            ------------------------------------
                                            Name: John V. Howard, Jr.
                                            Title: Senior Vice President


                                       VERTIS HOLDINGS, INC.


                                       By:  /s/ John V. Howard, Jr.
                                            ------------------------------------
                                            Name: John V. Howard, Jr.
                                            Title: Senior Vice President


                                       SUBSIDIARY GUARANTORS:

                                       PRINTCO., INC.


                                       By:  /s/ John V. Howard, Jr.
                                            ------------------------------------
                                            Name: John V. Howard, Jr.
                                            Title: Senior Vice President


                                       WEBCRAFT LLC


                                       By:  /s/ John V. Howard, Jr.
                                            ------------------------------------
                                            Name: John V. Howard, Jr.
                                            Title: Senior Vice President

                                       WEBCRAFT CHEMICALS LLC


                                       By:  /s/ John V. Howard, Jr.
                                            ------------------------------------
                                            Name: John V. Howard, Jr.
                                            Title: Senior Vice President


                                       ENTERON GROUP, INC.


                                       By:  /s/ John V. Howard, Jr.
                                            ------------------------------------
                                            Name: John V. Howard, Jr.
                                            Title: Senior Vice President


                                       MASTER EAGLE GRAPHICS SERVICES, INC.


                                       By:  /s/ John V. Howard, Jr.
                                            ------------------------------------
                                            Name: John V. Howard, Jr.
                                            Title: Senior Vice President


                                       REVERE PHOTO PLATEMAKERS COMPANY


                                       By:  /s/ John V. Howard, Jr.
                                            ------------------------------------
                                            Name: John V. Howard, Jr.
                                            Title: Senior Vice President


                                       COMPUTER COLOR GRAPHICS, INC.


                                       By:  /s/ John V. Howard, Jr.
                                            ------------------------------------
                                            Name: John V. Howard, Jr.
                                            Title: Senior Vice President

                                       BIG FLOWER DIGITAL SERVICES (DELAWARE),
                                       INC.


                                       By:  /s/ John V. Howard, Jr.
                                            ------------------------------------
                                            Name: John V. Howard, Jr.
                                            Title: Senior Vice President


                                       BIG FLOWER DIGITAL LLC


                                       By: BIG FLOWER DIGITAL SERVICES
                                       (DELAWARE), INC.


                                       By:  /s/ John V. Howard, Jr.
                                            ------------------------------------
                                            Name: John V. Howard, Jr.
                                            Title: Senior Vice President


                                       AGENTS:

                                       BANKERS TRUST COMPANY,
                                        as co-agent

                                       By:  /s/ David J. Flannery
                                            ------------------------------------
                                            Name: David J. Flannery
                                            Title: Managing Director


                                       THE CHASE MANHATTAN BANK,
                                        as co-agent

                                       By:  /s/ Robert T. Sacks
                                            ------------------------------------
                                            Name: Robert T. Sacks
                                            Title: Managing Director


                                       BANC OF AMERICA BRIDGE LLC,
                                        as co-agent

                                       By:  /s/ Bradford Jones
                                            ------------------------------------
                                            Name: John V. Howard, Jr.
                                            Title: Senior Vice President

                                       LENDERS:

                                       BANKERS TRUST CORPORATION

                                       By:  /s/ David J. Flannery
                                            ------------------------------------
                                            Name: David J. Flannery
                                            Title: Managing Director


                                       THE CHASE MANHATTAN BANK

                                       By:  /s/ Robert T. Sacks
                                            ------------------------------------
                                            Name: Robert T. Sacks
                                            Title: Managing Director


                                       BANC OF AMERICA BRIDGE LLC

                                       By:  /s/ Bradford Jones
                                            ------------------------------------
                                            Name: John V. Howard, Jr.
                                            Title: Senior Vice President

                                       ARCHIMEDES FUNDING III, LTD.

                                       By: ING Capital Advisors LLC,
                                         as Collateral Manager

                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                       OAK HILL SECURITIES FUND II, L.P.

                                       By: Oak Hill Securities GenPar II, L.P.,
                                         its General Partner

                                       By: Oak Hill Securities MDG II, Inc.,
                                         its General Partner

                                       By:  /s/ Scott D. Krase
                                            ------------------------------------
                                            Name: Scott D. Krase
                                            Title: Vice President

                                       D.K. ACQUISITION PARTNERS, L.P.

                                       By: M.H. Davidson & Co.,
                                         its General Partner

                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                       FRANKLIN FLOATING RATE TRUST

                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                       TCW LEVERAGED INCOME TRUST, L.P.

                                       By: TCW Advisers (Bermuda), Ltd.,
                                         as General Partner

                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                       By: Investment Management Company,
                                         as Investment Adviser

                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                       TCW LEVERAGED INCOME TRUST II, L.P.

                                       By: TCW Advisers (Bermuda), Ltd.,
                                         as General Partner

                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                       By: TCW Investment Management
                                         Company,
                                         as Investment Adviser

                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                       FLEET CORPORATE FINANCE, INC.

                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                       MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                       INCOME STRATEGIES PORTFOLIO

                                       By: Merrill Lynch Asset Management, L.P.,
                                         as Investment Advisor

                                       By:
                                          --------------------------------------
                                            Name:
                                            Title: